UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): August 22, 2020

ULTRA PETROLEUM CORP.

(Exact Name of Registrant as Specified in its Charter)

Yukon, Canada	001-33614	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

116 Inverness Drive East, Suite 400 Englewood, Colorado	80112
(Address of principal executive offices)	(Zip code)

(303) 708-9740

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.03	Bankruptcy or Receivership.

As previously disclosed, on May 14, 2020, Ultra Petroleum Corp. (the “Company”) and certain of its subsidiaries, including Keystone Gas Gathering, LLC, Ultra Resources, Inc., Ultra Wyoming, LLC, Ultra Wyoming LGS, LLC, UP Energy Corporation (“UP Energy”), UPL Pinedale, LLC and UPL Three Rivers Holdings, LLC (collectively with the Company, the “Ultra Entities” or the “Debtors”), filed voluntary petitions for reorganization under chapter 11 of title 11 (“Chapter 11”) of the United States Bankruptcy Code in the Houston Division of the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”). The Ultra Entities’ Chapter 11 cases are being jointly administered under the caption In re Ultra Petroleum Corp., et al, Case No. 20-32631 (collectively, the “Chapter 11 Cases”).

On August 19, 2020, the Debtors filed the proposed Second Amended Joint Chapter 11 Plan of Reorganization of the Debtors (as amended, modified or supplemented from time to time, the “Plan”).

On August 22, 2020, the Bankruptcy Court entered an order (the “Confirmation Order”) confirming the Plan as modified by the Confirmation Order. A copy of the Confirmation Order with a copy of the Plan as confirmed attached thereto, is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Debtors expect that the effective date of the Plan will occur as soon as all conditions precedent to the Plan have been satisfied (the “Effective Date”). Although the Debtors are targeting occurrence of the Effective Date within the next 30 days, the Debtors can make no assurances as to when, or ultimately if, the Plan will become effective. It is also possible that technical amendments could be made to the Plan prior to the Effective Date.

Pursuant to the Plan, the Company’s common stock outstanding immediately prior to the Effective Date will be cancelled and of no further force or effect after the Effective Date. As of July 31, 2020, there were 199,713,518 shares of the Company’s common stock outstanding.

Under the Plan, reorganized UP Energy’s new organizational documents will become effective on the Effective Date and will authorize reorganized UP Energy to issue shares of new common equity and warrants to certain holders of claims against the Company in the amounts and on the terms set forth in the Plan.

Information regarding the assets and liabilities of the Company as of the most recent practicable date is hereby incorporated by reference to the Company’s (i) Annual Report on Form 10-K for the period ended December 31, 2019, filed with the Securities and Exchange Commission (the “SEC”) on April 15, 2020, as amended by the Form 10-K/A, filed with the SEC on June 4, 2020, and the Form 10-K/A, filed with the SEC on June 8, 2020, (ii) Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2020, filed with the SEC on June 4, 2020, and (iii) Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2020, filed with the SEC on August 7, 2020.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in Item 1.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including, in particular, statements about the term and the provisions of the Plan and the intended consummation of the Plan. Any statement, including any opinions, forecasts, projections or other statements, other than statements of historical fact, are or may be forward-looking statements. Although the Company believes the expectations reflected in any forward-looking statements herein are reasonable, the Company can give no assurance that such expectations will prove to have been correct and actual results may differ materially from those projected or reflected in such statements. Certain risks and uncertainties inherent in the Company’s business as well as risks and uncertainties related to the Company’s operational and financial results are set forth in its filings with the SEC, particularly in the section entitled “Risk Factors” included in the Company’s Annual Report on Form 10-K, as amended, for the most recent fiscal year, the Company’s most recent Quarterly Reports on Form 10-Q, and from time to time in other filings made by the Company with the SEC. Some of these risks and uncertainties include, but are not limited to: the Company’s ability to obtain Bankruptcy Court approval with respect to motions in the Chapter 11 Cases; the Debtors’ ability to consummate the transactions contemplated by the Plan; the effects of the Chapter 11 Cases on the Company and on the interests of various constituents; the Bankruptcy Court rulings in the Chapter 11 Cases and the outcome of the Chapter 11 Cases in general; the length of time the Company will operate under the Chapter 11 Cases; risks associated with third-party motions in the Chapter 11 Cases, which may interfere with the Debtors’ ability to consummate the transactions contemplated by the Plan; the potential adverse effects of the Chapter 11 Cases on the Company’s liquidity, results of operations or business prospects; the Company’s ability to execute its business and restructuring plan; the Company’s ability to decrease its leverage or fixed costs or to restructure its balance sheet in a manner that allows it to continue as a going concern over the long term; and increased legal and advisor costs related to the Chapter 11 Cases. Some additional risks and uncertainties include, but are not limited to: increased competition, the extreme volatility and negative pressure that oil and natural gas commodity prices have experienced recently that is attributable to decreased demand resulting from COVID-19 and the actions of OPEC and other oil exporting nations; the timing and extent of changes in prices for oil and gas, particularly in the areas where the Company owns properties, conducts operations, and markets its production, as well as the timing and extent of the Company’s success in discovering, developing, producing and estimating oil and gas reserves; the Company’s ability to successfully monetize the properties it is marketing; weather and government regulation; and the availability of oil field services, personnel and equipment. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Current Report on Form 8-K. All forward-looking statements in this Current Report on Form 8-K are qualified in their entirety by these cautionary statements. Except as required by law, the Company undertakes no obligation and does not intend to update or revise any forward-looking statements, whether as a result of new information, future results or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1	Order of the Bankruptcy Court, dated August 22, 2020, confirming the Debtors’ Second Amended Joint Chapter 11 Plan of Reorganization under the Bankruptcy Code, together with such Second Amended Joint Chapter 11 Plan of Reorganization.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 25, 2020

ULTRA PETROLEUM CORP.

By:	/s/ Kason D. Kerr
Name:	Kason D. Kerr
Title:	Vice President, General Counsel and Corporate Secretary